Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated July 29, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for the Fund listed below:
Invesco Intermediate Term Municipal Income Fund
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statement of Additional Information and retain it for future reference.
Effective July 30, 2021, Charles S. Pulire no longer serves as Portfolio Manager of the Fund. All references to Mr. Pulire in the Summary and Statutory Prospectuses and Statement of Additional Information are hereby removed.
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